Employee Costs	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Employee Costs	Employee Costs

		For the year ended December 31,
		2024	2023
	Note	$	$
Wages, salaries, and benefits		4,238.9	3,654.5
Contingent employment payments	6.c	6.6	19.5
Pension costs		126.7	108.0
Net share-based compensation	22	43.0	60.1
Total employee costs		4,415.2	3,842.1
Direct labor		2,670.9	2,321.5
Indirect labor		1,744.3	1,520.6
Total employee costs		4,415.2	3,842.1
Direct labor costs include salaries, wages, and related fringe benefits (including pension costs) for labor hours directly associated with the completion of projects. Bonuses, share-based compensation, termination payments, and salaries, wages, and related fringe benefits (including pension costs) for labor hours not directly associated with the completion of projects are included in indirect labor costs. Indirect labor costs are included in administrative and marketing expenses in the consolidated statements of income.